    As filed with the Securities and Exchange Commission on February 19, 2002

                           Registration No. 333-70753
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                 POST-EFFECTIVE

                                 AMENDMENT NO. 4

                                   ON FORM S-2
                                       TO
                             REGISTRATION STATEMENT
                                      UNDER

                           THE SECURITIES ACT OF 1933

                              --------------------

                     B.F. Saul Real Estate Investment Trust
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Maryland
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         (State or other jurisdiction of incorporation or organization)

                                      6712
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            (Primary standard industrial classification code number)

                                   52-6053341
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                     (I.R.S. employer identification number)

        8401 Connecticut Avenue, Chevy Chase, Maryland 20815 301-986-6000
     ----------------------------------------------------------------------
                   (Address, including zip code, and telephone
                  number, including area code, of registrant's
                          principal executive offices)

                               Henry Ravenel, Jr.
        8401 Connecticut Avenue, Chevy Chase, Maryland 20815 301-986-6000
     ----------------------------------------------------------------------
            (Name, address including zip code, and telephone number,
                   including area code, of agent for service)

                          Copies of correspondence to:
                            Thomas H. McCormick, Esq.
                             Shaw Pittman LLP 2300 N
                                  Street, N.W.
                             Washington, D.C. 20037
                                 (202) 663-8000

        Approximate date of commencement of proposed sale to the public:
   AS SOON AS PRACTICABLE AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, check the following box. /X/

     If the registrant elects to deliver its latest annual report to security holders, or a complete and legible facsimile thereof, pursuant to Item 11(a)(1)
of this Form, check the following box. /X/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c)
under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(d)
under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /x/ 333-70753

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant files a further amendment which specifically states that this registration statement is to become effective in accordance with Section 8(a) of the Securities Act or until the registration statement becomes effective on the date the SEC, acting under Section 8(a), determines.

ITEM 16.  EXHIBITS

  EXHIBITS                         DESCRIPTION
  ----------  ------------------------------------------------------------------
   3.          ORGANIZATIONAL DOCUMENTS

       (a)     Amended and Restated Declaration of Trust filed with the Maryland
               State Department of Assessments and Taxation on June 22, 1990 as
               filed as Exhibit 3(a) to Registration Statement No. 33-34930 is
               hereby incorporated by reference.

       (b)     Amendment to Amended and Restated Declaration of Trust reflected in Secretary Certificate filed with the Maryland State Department of Assessments and Taxation on June 26, 1990 as filed as Exhibit
               3(b) to Registration Statement No. 33-34930 is hereby
               incorporated by reference.

       (c)     Amended and Restated By-Laws of the Trust dated as of February
               28, 1991 as filed as Exhibit T3B to the Trust's Form T-3
               Application for Qualification of Indentures under the Trust
               Indenture Act of 1939 (File No. 22-20838) is hereby incorporated by reference.

   4.          INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
               INDENTURES

       (a)     Indenture dated as of March 25, 1998 between the Trust and
               Norwest Bank Minnesota, National Association, as Trustee, with respect to the Trust's 9 3/4% Series B Senior Secured Notes due
               2008, as filed as Exhibit 4(a) to Registration Statement
               333-49937 is hereby incorporated by reference.

       (b)     Indenture with respect to the Trust's Senior Notes Due from One
               Year to Ten Years from Date of Issue as filed as Exhibit 4(a) to
               Registration No. 33-19909 is hereby incorporated by reference.

       (c)     First Supplemental Indenture with respect to the Trust's Senior
               Notes due from One Year to Ten Years from Date of Issue as filed as Exhibit T-3C to the Trust's Form T-3 Application for
               Qualification of Indentures under the Trust Indenture Act of 1939
               (File No. 22-20838) is hereby incorporated by reference.

       (d)     Indenture with respect to the Trust's Senior Notes due from One
               Year to Ten Years from Date of Issue as filed as Exhibit 4(a) to
               Registration Statement No. 33-9336 is hereby incorporated by reference.

       (e)     Fourth Supplemental Indenture with respect to the Trust's Senior
               Notes due from One Year to Ten Years from Date of Issue as filed as Exhibit 4(a) to Registration Statement No. 2-95506 is hereby incorporated by reference.

       (f)     Third Supplemental Indenture with respect to the Trust's Senior
               Notes due from One Year to Ten Years from Date of Issue as filed as Exhibit 4(a) to Registration Statement No. 2-91126 is hereby incorporated by reference.

       (g)     Second Supplemental Indenture with respect to the Trust's Senior
               Notes due from One Year to Ten Years from Date of Issue as filed as Exhibit 4(a) to Registration Statement No. 2-80831 is hereby incorporated by reference.

       (h)     Supplemental Indenture with respect to the Trust's Senior Notes due from One Year to Ten Years from Date of Issue as filed as
               Exhibit 4(a) to Registration Statement No. 2-68652 is hereby incorporated by reference.

       (i)     Indenture with respect to the Trust's Senior Notes due from One
               Year to Five Years from Date of Issue as filed as Exhibit T-3C to the Trust's Form T-3 Application for Qualification of Indentures
               under the Trust Indenture Act of 1939 (file No. 22-10206) is hereby incorporated by reference

       (j)     Indenture dated as of September 1, 1992 with respect to the
               Trust's Notes due from One to Ten Years form Date of Issue filed as Exhibit 4(a) to Registration Statement No. 33-34930 is hereby incorporated by reference.

       (k)     First Supplemental Indenture dated as of January 16, 1997 with respect to the Trust's Notes due from One to Ten years from Date of Issue filed as Exhibit 4(b) to Registration Statement No.
               33-34930 is hereby incorporated by reference.

       (l)     Second Supplemental Indenture dated as of January 13, 1999 with respect to the Trust's Notes due from One to Ten Years from Date of Issuance as filed as Exhibit 4(l) to Registration Statement
               No. 333-70753 is hereby incorporated by reference.

   10.         MATERIAL CONTRACTS

       (a)     Amended and Restated Advisory Contract by and among the Trust,
               B.F. Saul Company and B.F. Saul Advisory Company effective
               October 1, 1992, as amended, as filed as Exhibit 10(a) to the
               Trust's Annual Report on Form 10-K (File No. 1-7184) for the
               fiscal year ended September 30, 2001 is hereby incorporated by reference.

       (b)     Assignment and Guaranty Agreement effective May 1 , 1972 by and among the Trust, B.F. Saul Company and B.F. Saul Advisory
               Company, as filed as Exhibit 10(b) to the Trust's Annual Report on Form 10-K (File No. 1-7184) for the fiscal year ended
               September 30, 2001 is hereby incorporated by reference.

       (c)     Commercial Property Leasing and Management Agreement effective
               October 1, 1982 between the Trust and B.F. Saul Property Company filed as Exhibit 10(b) to Registration Statement No. 2-80831 is
               hereby incorporated by reference.

       (d)     Amendments to Commercial Property Leasing and Management
               Agreement between the Trust and B.F. Saul Property Company dated as of December 31, 1992 (Amendment No. 5), July 1, 1989
               (Amendment No. 4), October 1, 1986 (Amendment No. 3), January 1,
               1985 (Amendment No. 2) and July 1, 1984 (Amendment No. 1) filed as Exhibit 10(o) to Registration Statement No. 33-34930 is hereby incorporated by reference.

       (e)     Tax Sharing Agreement dated June 28, 1990 among the Trust, Chevy
               Chase Bank F.S.B. and certain of their subsidiaries filed
               as Exhibit 10(c) to Registration Statement No. 33-34930 is hereby incorporated by reference.

       (f)     First Amendment to Tax Sharing Agreement effective May 16, 1995 among the Trust, Chevy Chase Bank F.S.B. and certain of their subsidiaries, as filed as Exhibit 10(f) to the Trust's Annual
               Report on Form 10-K (File No. 1-7184) for the fiscal year ended
               September 30, 2001 is hereby incorporated by reference.

       (g)     Agreement dated June 28, 1990 among the Trust, B.F. Saul Company,
               Franklin Development Co., Inc., The Klingle Corporation and
               Westminster Investing Corporation relating to the transfer of certain shares of Chevy Chase Bank, F.S.B. and certain
               real property to the Trust in exchange for Preferred Shares of the Trust filed as Exhibit 10(d) to Registration Statement
               No. 33-34930 is hereby incorporated by reference.

       (h)     Regulatory Capital Maintenance/Dividend Agreement dated May 17,
               1988 among B.F. Saul Company, the Trust and the Federal Savings and Loan Insurance Corporation filed as Exhibit 10(e) to the
               Trust's Annual Report on Form 10-K (File No. 1-7184) for the
               fiscal year ended September 30, 1991 is hereby incorporated by reference.

       (i)     Registration Rights and Lock-Up Agreement dated August 26, 1993 by and among Saul Centers, Inc. and the Trust, Westminster
               Investing Corporation, Van Ness Square Corporation, Dearborn,
               L.L.C., B.F. Saul Property Company and Avenel Executive Park
               Phase II, Inc. as filed as Exhibit 10.6 to Registration Statement
               No. 33-64562 is hereby incorporated by reference.

       (j)     First Amendment to Registration Rights and Lock-Up Agreement
               dated September 29, 1999 by and among Saul Centers, Inc., the
               Trust, Westminster Investing Corporation, Van Ness Square
               Corporation, Dearborn Corporation, Franklin Property Company and
               Avenel Executive Park Phase II, Inc., as filed as Exhibit 10(b)
               to the Trust's Annual Report on Form 10-K (File No. 1-7184) for
               the fiscal year ended September 30, 2001 is hereby incorporated by reference.

       (k)     Exclusivity and Right of First Refusal Agreement dated August 26,
               1993 among Saul Centers, Inc., the Trust, B.F. Saul Company,
               Westminster Investing Corporation, B.F. Saul Property Company,
               Van Ness Square Corporation, and Chevy Chase Savings Bank, F.S.B.
               as filed as Exhibit 10.7 to Registration Statement No. 33-64562 hereby incorporated by reference.

       (l)     Fourth Amended and Restated Reimbursement Agreement dated as of
               April 25, 2000 by and among Saul Centers, Inc., Saul Holdings
               Limited Partnership, Saul Subsidiary I Limited Partnership, Saul
               Subsidiary II Limited Partnership, Saul QRS, Inc.,  B.F. Saul
               Property Company, Westminster Investing Corporation, Van Ness
               Square Corporation, Dearborn, L.L.C., Avenel Executive Park
               Phase II, L.L.C., and the Trust, as filed as Exhibit 10(k) to the
               Trust's Quarterly Report on Form 10-Q (File No. 1-7184) for the
               fiscal quarter ended March 31, 2000 is hereby incorporated by reference.

       (m)     Bank Stock Registration Rights Agreement dated as of March 25,
               1998 between the Trust and Norwest Bank Minnesota, National
               Association, as Trustee, as filed as Exhibit 4(d) to Registration
               Statement No. 333-49937 is hereby incorporated by reference.

       (n)     Note Administration Fee Agreement dated as of February 8, 2002, between the Trust and B.F. Saul Advisory Company L.L.C., as filed as Exhibit 10(n) to the Trust's Quarterly Report on Form 10-Q
               (File No. 1-7184) for the fiscal quarter ended December 31, 2001 is hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chevy Chase,
Maryland on this 19th day of February 2002.

                         B.F. SAUL REAL ESTATE INVESTMENT TRUST

                         By:  B. Francis Saul II                            *
                         ----------------------------------------------------
                              B. Francis Saul II
                              Chairman of the Board
                              (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated
below on this 19th day of February 2002.

          Signature                                   Capacity
-------------------------------------    --------------------------------------

B. Francis Saul II                  *
-------------------------------------    Trustee, Chairman of the Board
B. Francis Saul II                       and Principal Executive Officer

Stephen R. Halpin, Jr.              *
-------------------------------------    Vice President and Chief
Stephen R. Halpin, Jr.                   Financial Officer (Principal
                                         Financial Officer)

Bill D. Tzamaras
-------------------------------------    Vice President
Bill D. Tzamaras                         (Principal Accounting Officer)

Garland J. Bloom, Jr.               *
-------------------------------------    Trustee
Garland J. Bloom, Jr.

Gilbert M. Grosvenor                *
-------------------------------------    Trustee
Gilbert M. Grosvenor

B. Francis Saul III                 *
-------------------------------------    Trustee
B. Francis Saul III

John R. Whitmore                    *
-------------------------------------    Trustee
John R. Whitmore

*Signed by Ross E. Heasley as attorney-in-fact